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                       JULY 2001 MODIFICATION AGREEMENT
                       --------------------------------

         THIS JULY 2001 MODIFICATION AGREEMENT, dated as of July 31, 2001 by and between FIRST UNION COMMERCIAL CORPORATION, with a place of business at 1339 Chestnut Street, Philadelphia, Pennsylvania 19107-3579 (hereinafter called "Lender") and CD&L, Inc., CLAYTON/NATIONAL COURIER SYSTEMS, INC., CLICK MESSENGER SERVICE, INC., CLICK MESSENGER SERVICE OF N.Y., INC., OLYMPIC COURIER SYSTEMS, INC., SECURITIES COURIER CORPORATION, SILVER STAR EXPRESS, INC., and KBD SERVICES, INC. (hereinafter sometimes individually and collectively called "Borrower").

                                   BACKGROUND
                                   ----------

         A. The Lender and the Borrower are parties to that certain Loan and Security Agreement dated July 14, 1997 (as amended from time to time, the "Loan Agreement').

         B. As of the date hereof, the Lender, at the Borrower's request, has agreed to modify the provisions of the Loan Agreement and the other Loan Documents as set forth herein.

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto adopt the above recitals and agree as follows:

1. Capitalized terms not defined herein but defined in the Loan Agreement shall have the same meanings ascribed to such terms in the Loan Agreement.

         2. Paragraph 2.7(f) of the Loan Agreement is hereby amended and restated in its entirety as follows:

            (f) Excess Availability. After each proposed Advance (after taking into consideration such proposed Advance) Borrower shall have Excess Availability (the "Excess Availability Reserve") of: (i) for the period beginning July 31, 2001 through and including October 8, 2001, $4,000,000; (ii) for the period beginning October 9, 2001 through and including October 14, 2001, $4,150,000; (iii) for the period beginning October 15, 2001 through and including October 21, 2001, $4,300,000;
         (iii) for the period beginning October 22, 2001 through and including October 28, 2001, $4,500,000; and (iv) for the period beginning October 29, 2001 and at all times thereafter, $5,000,000. The amount of the Excess Availability Reserve will be deducted from the Advance Dollar Limit for purposes of calculating the Unused Commitment Fee. As used herein the term "Final Reserve Increase Date" shall mean the earliest to occur of: (aa) the date upon which the Borrower receives and applies to the Obligations an aggregate of one


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

         million dollars in net proceeds as and when received from pending tax refunds, sales of assets, or and combination thereof; or (bb) October 29, 2001.

         3. Notwithstanding anything to the contrary set forth in the Loan Agreement or any other Loan Document, each of the following shall hereafter constitute covenants of the Borrower under the Loan Agreement:

         (a) the Borrower shall report to the Lender on each Friday on the status of its existing subordinated debt default as reported to the Lender in writing on July 5, 2001, and the Lender shall continue to reserve and preserve all of its rights and remedies with respect to the Event of Default created as a result of such subordiated debt default;

         (b) the Borrower shall file for all pending tax refunds no later than August 15, 2001 and shall earmark and immediately remit to the Lender (or enter into documentation allowing direct remittance to the Lender) all funds received on account of such refunds as and when received;

         (c) to the extent that the Borrower consummates any asset sale prior to October 29, 2001, the net proceeds of such asset sale will be earmarked and immediately directed to the Lender and any requested release from the Lender in connection with such sale shall be expressly conditioned upon such remittance; and

         (d) the Borrower shall pay to the Lender as of the date hereof in consideration of the undertakings set forth herein a non-refundable modification fee of $7,500.


         4. The effectiveness of this Modification Agreement is expressly conditioned upon the Borrower's satisfaction of each of the following conditions precedent:

         (a) the Borrower shall have paid to the Lender a non-refundable amendment fee of $7,500;and

         (b) the Borrower shall have paid and/or reimbursed the Lender for the amount of any counsel, audit, or related fees and expenses accrued by the Lender on or prior to the date the Borrower executes this Modification Agreement.

         5. Release. Each of the Borrowers (collectively, jointly, and severally, the "CDL Group"), on behalf of themselves, and all persons and entities claiming by, through, or under any one or more of them, hereby release, waive and forever discharge the Lender and all of the Lender's officers, directors, attorneys, agents, affiliates, employees and successors and assigns (collectively, the "Bank Group"), of, from, and with respect to any and all manner of


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

action and actions, cause and causes of actions, suits, disputes, claims, counterclaims and/or liabilities, cross claims, defenses, and any claims for avoidance or other remedies available to a debtor, its estate or any trustee or representatives thereof, whether now known or unknown, suspected or unsuspected, past or present, asserted or unasserted, contingent or liquidated, whether or not well founded in fact or law, whether in contract, in tort or otherwise, at law or in equity, which the CDL Group had or now has, claims to have had, now claims to have or hereafter can, shall or may claim to have against the Bank Group, for or by reason of any cause, matter, or thing whatsoever , including any claims based upon, relating to or arising out of any and all transactions, relationships or dealings with or loans made to the Borrower prior to the date hereof. This provision shall survive any termination of this Modification Agreement.

        6.     Borrower represents that:

              (a) each and every representation heretofore made by Borrower in the Loan Agreement and the other Loan Documents is true and correct as of the date of this Modification Agreement, except that the representations as to the financial condition of the Borrower are deemed to be updated to reflect the financial condition of Borrower as of the date of the most recent financial statements furnished to Lender;

              (b) no consent or approval of, or exemption by any Person is required to authorize, or is otherwise required in connection with the execution and delivery of this Modification Agreement and the other Loan Documents provided for herein, which has not been obtained and which remains in full force and effect;

              (c) Borrower has the power to execute, deliver and carry out this Modification Agreement and all documents executed in connection herewith, and this Modification Agreement and such documents are valid, binding and enforceable as against Borrower in accordance with their terms; and

              (d) to the best of the knowledge of the Borrower and its senior management, no material adverse change in the financial condition of Borrower has occurred since the date of the most recent financial statements of Borrower submitted to Lender, and the information contained in said statements and reports is true and correctly reflects the financial condition of Borrower as of the dates of the statements and reports, and such statements and reports have been prepared in accordance with GAAP and do not contain any material misstatement of fact or omit to state any facts necessary to make the statements contained therein not misleading.

         7. Borrower hereby confirms the security interests and liens granted by Borrower to Lender in and to the Collateral in accordance with the Loan Agreement and other Loan Documents as security for its Obligations to Lender.


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

         8. Borrower agrees to pay any and all expenses, including reasonable counsel fees and disbursements, incurred by Lender in connection with the preparation, negotiation and execution of this Modification Agreement and all other Loan Documents provided for herein.

         9. This Modification Agreement is intended to supplement and modify the Loan Agreement as modified between Lender and Borrower and the rights and obligations of the parties under the Loan Agreement shall not in any way be vacated, modified or terminated except as herein provided. All terms and conditions contained in each and every agreement or promissory note or other evidence of indebtedness of Borrower to Lender are incorporated herein by reference. If there is a conflict between any of the provisions heretofore entered into and provisions of this Modification Agreement, then the provisions of this Modification Agreement shall govern.

         10. This Modification Agreement shall be construed in accordance with the substantive laws of the State of New Jersey without regard to conflicts of laws.

         11. This Modification Agreement may be executed by one or more of the parties on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same document.

                  [remainder of page intentionally left blank]


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

        IN WITNESS WHEREOF, the parties hereto have caused this Modification Agreement to be executed and delivered by their duly authorized officers as of the day and year first-above written.


                                  CD&L, INC.


                                  By:
                                     ----------------------------------------
                                  Name:
                                       --------------------------------------
                                  Title:
                                        -------------------------------------

                                  CLAYTON/NATIONAL COURIER
                                         SYSTEMS, INC.

                                  By:
                                     ----------------------------------------
                                  Name:
                                       --------------------------------------
                                  Title:
                                        -------------------------------------

                                  CLICK MESSENGER SERVICE, INC.

                                  By:
                                     ----------------------------------------
                                  Name:
                                       --------------------------------------
                                  Title:
                                        -------------------------------------


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


                                     CLICK MESSENGER SERVICE OF
                                           N.Y., INC.

                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------

                                     OLYMPIC COURIER SYSTEMS, INC.

                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------

                                     SECURITIES COURIER CORPORATION

                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------

                                     SILVER STAR EXPRESS, INC.

                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------


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

                                     KBD SERVICES, INC.

                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------

                                     FIRST UNION COMMERCIAL CORPORATION

                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------


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